                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                            ---
Check the appropriate box:

     Preliminary Proxy Statement
---
     Confidential, for Use of the Commission Only (as permitted
---  by Rule 14a-6(e)(2))
 X
---  Definitive Proxy Statement

---  Definitive Additional Materials

---  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                     FORT BEND HOLDING CORP.
-------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                                N/A
-------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

 X   No fee required
---

---  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: _________________

     2) Aggregate number of securities to which transaction applies: _________________

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         _________________

     4)  Proposed maximum aggregate value of transaction:
         $_________________


     5)  Total fee paid:


---  Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           FORT BEND HOLDING CORP.
     3400 Avenue H P.O. Box 951  ROSENBERG, TEXAS 77471  (281) 342-5571









                                                               June 25, 1997



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Fort Bend Holding Corp. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 2:00 p.m., local time, on July 29, 1997 at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas.

     An important aspect of the Meeting is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of two directors of the Company; (ii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 2,000,000 to 4,000,000, (iii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock from 500,000 to 1,000,000; (iv) an amendment to the Company's 1993 Stock Option and Incentive Plan to increase the number of shares of common stock reserved thereunder from 87,750 to 128,865; and (v) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants. Your Board of Directors unanimously recommends that you vote in favor of each proposal.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This action will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.

                                        Very truly yours,




                                        ROBERT W. LINDSEY
                                        Chairman of the Board

                             FORT BEND HOLDING CORP.
                                3400 Avenue H
                             Rosenberg, Texas 77471
                               (281) 342-5571

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To be Held on July 29, 1997

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Fort Bend Holding Corp. (the "Company") will be held at the Fort Bend County Club, 2627 Farm to Market Road 762, Richmond, Texas at 2:00 p.m., local time, on July 29, 1997.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

      1.     The election of two directors of the Company;

      2. The amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 2,000,000 to 4,000,000;

      3. The amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock from 500,000 to 1,000,000;

      4. The amendment of the Company's 1993 Stock Option and Incentive Plan to increase the number of shares of common stock reserved thereunder from 87,750 to 128,865;

      5. The ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending March 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on June 13, 1997 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors




                                          Robert W. Lindsey
                                          Chairman of the Board
Rosenberg, Texas
June 25, 1997

-----------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-----------------------------------------------------------------------------

                                 PROXY STATEMENT

                             FORT BEND HOLDING CORP.
                                3400 Avenue H
                             Rosenberg, Texas 77471
                                 (281) 342-5571



                         ANNUAL MEETING OF STOCKHOLDERS
                                 July 29, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fort Bend Holding Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Fort Bend County Club, 2627 Farm to Market Road 762, Richmond, Texas on July 29, 1997, at 2:00 p.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about June 25, 1997. Certain of the information provided herein relates to Fort Bend Federal Savings and Loan Association of Rosenberg ("Fort Bend" or the "Association"), a wholly-owned subsidiary and predecessor of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company; (ii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 2,000,000 to 4,000,000, (iii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock from 500,000 to 1,000,000; (iv) an amendment to the Company's 1993 Stock Option and Incentive Plan to increase the number of shares of common stock reserved thereunder from 87,750 to 128,865; and (v) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants. Your Board of Directors unanimously recommends that you vote in favor of each proposal.

Vote Required and Proxy Information

     All shares of the Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and voted on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. Approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. Proxies marked to abstain and broker non-votes will have the same effect as votes against the proposal to amend the Certificate. Approval of the amendment to the Stock Option Plan and the ratification of the appointment of auditors require the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposals to amend the Stock Option Plan and to ratify the appointment of independent accountants. Broker non-votes will have no effect on these proposals. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra C. Samford, Secretary, Fort Bend Holding Corp., 3400 Avenue H, Rosenberg, Texas 77471.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on June 13, 1997, will be entitled to one vote for each share then held.  As of that date, the
Company had 827,215 shares of Common Stock issued and outstanding.   The
following table sets forth information regarding the share ownership, as of June 13, 1997, of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and each other executive officer who made in excess of $100,000 during fiscal 1997 (the "Named Officers") and (iii) all directors, nominees and executive officers of the Company and the Association as a group.


     Beneficial Owner           Shares Beneficially Owned   Percent of Class
-----------------------------   -------------------------   ----------------

Over 5% Beneficial Owners:
-------------------------

Wellington Management Company           77,700(1)                9.39%
75 State Street
Boston, Massachusetts  02109

First Financial Fund, Inc.                    (1)                    (1)
Gateway Center Three
100 Mulberry Street, 9th Floor
Newark, New Jersey 07102-4077

First Manhattan Co.                     77,800(2)                9.41
437 Madison Avenue
New York, New York  10022

John Hancock Mutual Life                79,000(3)                9.55
 Insurance Company and
John Hancock Subsidiaries, Inc.
P.O. Box 111
Boston, Massachusetts  02117
          and
The Berkeley Financial Group and
John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

Jeffrey L. Gendell                      81,000(4)                9.79
Tontine Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York  10166

The Millers Mutual Fire Insurance       81,435(5)                9.11
Company
300 Burnett Street
Fort Worth, Texas 76102-2799


     Beneficial Owner           Shares Beneficially Owned   Percent of Class
-----------------------------   -------------------------   ----------------

George B. Harrop                        84,784(6)                9.69
10190 Old Katy Road
Suite 350
Houston, Texas 77043

Kennedy Capital Management, Inc.        57,863(7)                6.99
10829 Olive Boulevard
St. Louis, Missouri 63141

Fort Bend Holding Corp.                 61,425(8)                7.43
Employee Stock Ownership Plan
3400 Avenue H
Rosenberg, Texas 77471

Named Officers:
--------------

Lane Ward                               39,306(9)                4.64

David D. Rinehart                       16,189(9)                1.94

Directors and executive                162,952(10)              18.16
 officers of the Company and
 the Association as a group
 (11 persons)
_______________________


(1) As reported by Wellington Management Company ("Wellington") in a statement as of January 24, 1997 on Amendment No.4 to a Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Wellington reported shared dispositive power as to all of such shares. The shares reported as beneficially owned by Wellington are owned by various investment advisory clients of Wellington. None of such clients owned more than 5% of the Company's outstanding shares of Common Stock, other than First Financial Fund, Inc. ("FFF"). In a statement as of February 18, 1997 on Amendment No. 3 to a Schedule 13G under the Exchange Act, FFF reported sole voting and shared dispositive power as to 77,000 shares.
(2) As reported by First Manhattan Co. ("First Manhattan") in a statement as of January 30, 1997 on a Schedule 13G under the Exchange Act.
        First Manhattan reported sole voting and dispositive powers as to 72,810 shares and shared voting and dispositive powers as to 4,990 shares.
(3) Based on information provided by John Hancock Mutual Life Insurance Company ("JHMLI"), JHMLI's wholly owned subsidiary John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's wholly owned subsidiary The Berkeley Financial Group ("TBFG"), and TBFG's wholly owned subsidiary John Hancock Advisers, Inc. ("JHA"). JHMLI, JHSI and TBFG did not report beneficial ownership of any of such shares. JHA reported sole voting and dispositive power as to all of such shares.
(4) As reported by Mr. Gendell and Tontine Partners in a statement as of February 13, 1997 on Amendment No. 2 to a Schedule 13D under the Exchange Act. Mr. Gendell reported sole voting and dispositive powers as to 21,500 shares, and Mr. Gendell and Tontine Partners together reported shared voting and dispositive powers as to 59,500 shares.
(5) As reported by The Millers Mutual Fire Insurance Company ("Millers"), in a statement as of March 17, 1997 on a Schedule 13D under the

        Exchange Act. Of the amount reported above, 15,000 represent shares of Common Stock currently held and 66,435 represent shares of Common Stock that may be obtained upon conversion of 8% Convertible Subordinated Debentures of the Company (the "Convertible Debentures"). The amount reported excludes 4,700 shares (all of which represent shares of Common Stock currently held) held by F. George Dunham III, C.P.A., President and Chief Executive Officer of Millers, of which Millers disclaims beneficial ownership. Mr. Dunham disclaims beneficial ownership of the 81,435 shares held by Millers.
(6)     As reported by Mr. Harrop in a statement as of March 7, 1997 on a
        Schedule 13D under the Exchange Act. Mr. Harrop reported sole voting and dispositive powers as to 45,062 shares (which amount includes 12,962 shares that may be obtained upon conversion of Convertible Debentures), and shared voting and dispositive powers with his wife as to 39,722 shares (which amount includes 34,722 shares that may be obtained upon conversion of Convertible Debentures).
(7) As reported by Kennedy Capital Management, Inc. ("Kennedy") in a Statement as of February 10, 1997 on a Schedule 13G under the Exchange Act. Kennedy reported sole voting power as to 47,910 shares, sole dispositive power as to 57,863 shares and shared voting and dispositive powers as to no shares.
(8) Represents shares held by the Company's Employee Stock Ownership Plan (the "ESOP"), 33,706 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(9) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individuals may be deemed to have sole or shared voting and/or dispositive powers. Also includes
        (i) 2,595 and 1,474 restricted shares of Common Stock awarded under the Company's Recognition and Retention Plan ("RRP") to Mr. Ward and Mr. Rinehart, respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 16,918 and 8,581 shares subject to options granted under the Stock Option Plan to Mr. Ward and Mr. Rinehart, respectively, which are currently exercisable, (iii) 2,314 and 46 shares attributed to Mr. Ward and Mr. Rinehart, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 2,399 and 1,788 shares allocated to the ESOP accounts of Mr. Ward and Mr. Rinehart, respectively.
(10) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and/or dispositive powers. Also includes (i) 821, 2,595, 1,474, 946, 187 and 230 restricted shares of Common Stock awarded under the RRP to Chairman Robert W. Lindsey, Mr. Lane Ward, Mr. David D. Rinehart, Mr. Larry J. Dobrava (Senior Vice President and Chief Lending Officer), Ms. Sandra C. Samford (Vice President and Corporate Secretary) and each of Directors J. Patrick Gubbels, Wayne O. Poldrack, William A. Little and George C. Brady, respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 16,918, 8,581, 4,888, 1,128, 1,661 and 3,839 shares subject to options granted
        under the Stock Option Plan to Mr. Ward, Mr. Rinehart,   Mr. Dobrava,
        Ms. Samford, Director Doyle G. Callender and each of Directors Gubbels, Poldrack, Little, Brady and Workman, respectively, which are currently exercisable, (iii) 2,314, 2,314, 46, 2,314, 1,157, 3,240,
        1,157, 2,314, 1,157 and 1,620 shares attributed to Mr. Lindsey, Mr. Ward, Mr. Rinehart, Ms. Samford and Directors Brady, Gubbels, Little, Poldrack, Callender and Workman, respectively, which are issuable upon conversion of the Convertible Debentures , and (iv) 2,399, 1,788, 1,617 and 726 shares allocated to the ESOP accounts of Mr. Ward, Mr. Rinehart, Mr. Dobrava and Ms. Samford, respectively.

                           I.  ELECTION OF DIRECTORS

General

     The Company's Board of Directors consists of eight members. Six directors of the Company have served in such capacity since its incorporation in January 1993. Mr. Callender and Mr. Workman, who were serving as advisory directors, have been regular directors since July 30, 1996. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year periods or until their respective successors are elected and qualified.

     The table below sets forth certain information as of June 13, 1997 regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected.
Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

     Election of the director nominees named below requires the affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting and voted thereon. Votes may be cast in favor or withheld with respect to all of the director nominees. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for the proposal and, therefore, will not otherwise affect the outcome of the vote on the proposal.

                                                                      Shares of
                                                                     Common Stock  Percent
                             Position(s) Held     Director  Term to  Beneficially    of
      Name          Age       in the Company      Since(1)  Expire     Owned(2)    Class(2)
-----------------   ---      ----------------     --------  -------  ------------  --------
                                   NOMINEES

Robert W. Lindsey    85   Chairman of the Board      1950     2000      21,606       2.60%

Lane Ward            48   Vice Chairman, President   1985     2000      39,306       4.64
                           and Chief Executive
                           Officer

                       DIRECTORS CONTINUING IN OFFICE

J. Patrick Gubbels   55   Director                   1989     1999      13,581       1.63

Wayne O. Poldrack    57   Director                   1980     1999      14,805       1.78

Doyle G. Callender   46   Director                   1996     1999       4,996        .60

Ron L. Workman       45   Director                   1996     1998       9,459       1.14

George C. Brady      76   Director                   1955     1998      11,148       1.34

William A. Little    65   Director                   1985     1998      13,648       1.64



-------------

(1)  Includes service as a director of the Association.

(2) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive powers. Also includes (i) 821, 2,595 and 230 restricted shares of Common Stock awarded under the RRP to Mr. Lindsey, Mr. Ward and each of Messrs. Gubbels, Poldrack, Little and Brady, respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 16,918, 1,661 and 3,839 shares subject to options granted under the Stock Option Plan to Mr. Ward, Mr. Callender and each of Messrs. Gubbels, Poldrack, Little, Brady and Workman, respectively, which are currently exercisable, (iii) 2,314, 2,314, 1,157, 3,240, 1,157, 2,314, 1,157 and 1,620 shares attributed to
     Messrs. Lindsey, Ward, Brady, Gubbels, Little, Poldrack, Callender and Workman, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 2,399 shares allocated to the ESOP account of Mr. Ward.


     The business experience of each nominee and director of the Company is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     Robert W. Lindsey - Mr. Lindsey has been a partner in the law firm of Joerger, Lindsey & Lindsey since 1948 and has served as the Association's Legal Counsel since 1950. Mr. Lindsey served as President of Fort Bend from 1980 to 1987 and has served as Chairman of the Board since 1963.

     Lane Ward - Mr. Ward joined the Association in 1978 as Financial Vice President before being promoted to Executive Vice President in 1981, to President and Chief Operating Officer in 1987 and to Vice Chairman in 1996. Mr. Ward is a Certified Public Accountant. Mr. Ward is also Chairman of Mitchell Mortgage Company, L.L.C., in which the Association owns a 51% interest.

     J. Patrick Gubbels - Mr. Gubbels is self-employed in farming and ranching in Fort Bend County, Texas. In addition, Mr. Gubbels serves as trustee for trusts and estates and has further interests in various businesses, including oil and gas concerns.

     Wayne O. Poldrack - Mr. Poldrack has been a self-employed certified public accountant practicing in Rosenberg, Texas since 1972.

     Doyle G. Callender - Mr. Callender is Executive Vice President and General Manger of Fort Bend Telephone Company. Mr. Callender has been with the Company for 24 years, the last 15 of which he has served in these capacities.

     Ron L. Workman - Mr. Workman is President of Workman Construction, Inc. Mr. Workman started the Company in 1991.

     George C. Brady - Mr. Brady was the owner of Brady Insurance Agency, located in Wharton, Texas until his retirement in 1985. Mr. Brady presently serves as an insurance agency consultant. Mr. Brady was named Municipal Judge for the City of Wharton in 1995.

     William A. Little - Mr. Little was the Senior Vice President of Sales and Marketing of Imperial Holly Corporation, a sugar refiner located in Sugar Land, Texas. He was employed by Imperial Holly Corporation from 1962 until his retirement in December 1993.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors meets monthly and upon the written request of the President or at least two directors. The Board of Directors met 13 times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Company's directors are not paid fees for service on the Board of Directors in addition to fees received for service on the Board of the Association and committees thereof. The Board of Directors of the Company has standing Audit and Compensation Committees which meet and act in conjunction with the Association's Audit and Compensation Committees, respectively.

     The Audit Committee is responsible for selecting the Company's and the Association's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The Audit Committee also reviews loan loss reserve adequacy, electronic data processing performance and internal audit performance. The members of this committee during fiscal 1997 were Directors Poldrack (Chairman), Brady and Little. This committee held four meetings during the year ended March 31, 1997.

     The Compensation Committee was established during 1993 to determine compensation levels for the Association's staff and to administer the Stock Option Plan and RRP. The members of this committee during fiscal 1997 were Directors Little (Chairman), Brady and Gubbels. This committee held four meetings during the year ended March 31, 1997.

     In addition to what has been described above, the Audit and Compensation Committees address matters as necessary during the course of the year. However, these matters may be presented in the course of meetings of the full Board of Directors.

     The full Board of the Company acts as a nominating committee for the annual selection of nominees for election as directors. While the Board will consider nominees recommended by others, it has not actively solicited nominations nor established any procedures for this purpose. Pursuant to the Company's Bylaws, nominations generally must be delivered in writing to the Secretary of the Company at least 30 days before the date of the annual meeting.

     The Association's Board of Directors meets monthly and may have additional special meetings. The Board of Directors met 14 times during the year ended March 31, 1997. During fiscal 1997, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. During fiscal 1997, each non-employee director received a fee of $750 per month for service on the Board. In addition, each member of the Audit and Compensation Committees received a fee of $350 per meeting attended, except for the chairmen of such committees who received $400 per meeting attended. Mr. Poldrack received a fee of $650 per month during fiscal 1997 for service on the Association's Loan and Appraisal Review Committee. Messrs. Callender and Workman each received fees of $375 per month over a four month period for service as advisory directors.

Executive Compensation

     The following table sets forth information regarding compensation paid by the Company and the Association to their Chief Executive Officer for services rendered during the past three fiscal years. One other executive officer earned in excess of $100,000 in salary and bonus during the fiscal year ended March 31, 1997.

                            SUMMARY COMPENSATION TABLE
                                                         Long Term Compensation
                                                         -----------------------
                              Annual Compensation                 Awards
                     ------------------------------------ ----------------------
                                                          Restricted Securities
                                             Other Annual   Stock    Underlying   All Other
Name and Principal          Salary    Bonus  Compensation  Award(s)    Options  Compensation
    Position         Year     ($)      ($)      ($)(1)      ($)(5)       (#)        ($)
------------------   ----  --------  ------- ------------ ---------- ---------  ------------

Lane Ward            1997  $128,797  $ 8,500      ---     18,250(4)     1,000       ---
Vice Chairman,       1996   125,047    8,498      ---      7,813(3)       ---       ---
President and Chief  1995   121,405   10,000      ---      5,938(2)     1,000       ---
Executive Officer

David D. Rinehart    1997   100,000    5,000      ---      9,125(4)     1,000       ---
Executive Vice       1996    94,524    6,424      ---      6,822(3)       ---       ---
President, Chief     1995    91,771    7,500      ---      3,563(2)     1,000       ---
Financial Officer



(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of Messrs. Ward's and Rinehart's respective salaries and bonuses.

(2) Represents the dollar value, based on the $11.875 average of the closing bid and ask prices per share of the Common Stock on April 4, 1994, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1995), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock.

(3) Represents the dollar value, based on the $15.625 closing price per share of the Common Stock on April 3, 1995, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1996), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock.

(4) Represents the dollar value, based on the $18.25 closing price per share of the Common Stock on April 1, 1996, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1997), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock. On April 1, 1997, Mr. Ward received an additional award of 1,000 shares of restricted stock and Mr.
    Rinehart received an additional award of 500 shares of restricted stock.


(5) Based on the $24.75 closing price per share of the Common Stock on March 31, 1997, the 2,595 restricted shares held by Mr. Ward and the 1,474 restricted shares held by Mr. Rinehart as of March 31, 1997, had aggregate market values of $64,226 and $36,482, respectively.


     The following table sets forth certain information concerning grants of stock options pursuant to the Stock Option Plan to the named officers in fiscal 1997. No stock appreciation rights ("SARs") were granted in fiscal 1996.

                     OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants              Potential Realizab
                  ---------------------------------------------   Value at Assumed
                   Number of % of Total                         Annual Rates of Stock
                    Shares     Options                           Price Appreciation
                  Underlying  Granted to   Per Share               for Option Term
                   Options   Employees in  Exercise  Expiration ---------------------
                   Granted    Fiscal Year   Price      Date        5%          10%
                  ---------- ------------  --------- ----------  -------     -------

Lane Ward           1,000        5%        $18.625    04/01/06  $10,269      $25,292

David D. Rinehart   1,000        5%         18.625    04/01/06  $10,269      $25,292


     The following table provides information as to stock options exercised by the Named Officers during the fiscal year ended March 31, 1997, and the value of the options held by the Named Officers on March 31, 1997.


          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION VALUES

                                              Number of
                                             Securities                  Value of
                                             Underlying                 Unexercised
                                             Unexercised               In-the-Money
                                             Options at                 Options at
                                             FY-End (#)                 FY-End ($)
                                        ------------------------  -------------------------
                    Shares
                   Acquired     Value
                  on Exercise Realized  Exercisable Unexercisable Exercisable Unexercisable
    Name             (#)         ($)         #           #          ($)(1)         ($)
----------------- ----------- --------  ----------- ------------- ----------- -------------

Lane Ward            ---       $ ---      16,918        ---        $235,416        ---

David D. Rinehart    ---       $ ---       8,581        ---         112,445        ---

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options held based upon the exercise prices of the option ($10.00 per share with respect to 14,918 shares, $15.50 per share with respect to 1,000 shares and $18.625 per share with respect to 1,000 shares for Mr. Ward and $10.00 per share with respect to 6,581 shares, $15.50 per share with respect to 1,000 shares and $18.625 per share with respect to 1,000 shares for Mr. Rinehart) and the closing price of $24.75 per share of the Common Stock as reported on the Nasdaq National Market on March 31, 1997.

Employment Agreements

     The Association has entered into employment agreements with Messrs.
Ward, Rinehart and Dobrava. The employment agreements are designed to assist the Association and the Company in maintaining a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of their officers. The employment agreements provide for annual base salaries in amounts not less than the employees' salaries on June 30, 1993, the date the agreements became effective. The employment agreements for Messrs. Ward and Rinehart provide for a three year term and the agreement for Mr. Dobrava provides for a two year term. All three employment agreements further provide that such term be automatically extended (subject to the approval of the Association's Board of Directors) for an additional year on each fiscal year end, unless either party gives timely notice in writing to the other that such term is not to be extended. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are terminable by the employee upon 90 days notice to the Association. The employment agreements provide for payment to the employee of up to 100% of the employee's then-current annual compensation in the event there is a change in control of the Association where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to be contingent on a change in control. Such termination payments are provided on a similar basis in connection with a voluntary termination of employment, where the change in control was at any time opposed by the Company's Board of Directors.

     For the purposes of the employment agreements, a change in control is defined to mean: (i) the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock of the Company, (ii) as a result of any cash tender offer, merger or other business combination, sale of assets or contested election, the persons who were directors of the Company cease to constitute a majority of the Board, or (iii) the stockholders approve the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that any such events shall not constitute a "change in control" if approved by the Company's Board of Directors. The agreements provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on their current salaries, if Messrs. Ward, Rinehart and Dobrava had been terminated as of March 31, 1997, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $133,297, $103,500 and $89,723, respectively.


            II.  APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors of the Company has approved and recommends to the stockholders an amendment to the certificate of incorporation (the "Certificate") which would increase the number of shares of Common Stock authorized for issuance from 2,000,000 to 4,000,000 shares. As of June 13, 1997, 827,215 shares of Common Stock were issued and outstanding. At that date, the Company also had 556,944 shares reserved for issuance upon conversion of the Convertible Debentures and 77,552 shares reserved for issuance upon exercise of stock options.

     The principal purpose for the proposed amendment is to give the Company greater flexibility in its financial affairs by making additional shares of Common Stock available for issuance by the Company in such transactions and at such times as the Board of Directors considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The Company's stockholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, the rules and policies of the National Association of Securities Dealers, Inc. applicable to Nasdaq National Market issuing companies and the judgment of the Company's Board of Directors regarding the submission of such transaction to a vote of the Company's stockholders. The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock, except that the Company is currently considering a split in the Common Stock in the form of a stock dividend.

     Because stockholders do not have preemptive rights under the Certificate, the interests of existing stockholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any such issuance of Common Stock.

     It is possible that additional shares of Common Stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Company.
Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders of the Company to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the Company's Board of Directors in opposing an attempt by a third party to gain control of the Company by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company. Although the Company's Board of Directors does not currently anticipate issuing additional shares of Common Stock for purposes of preventing a takeover of the Company, the Company's Board of Directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

     The resolutions of the Board of Directors setting forth the proposed amendment are attached to this Proxy Statement as Exhibit A.

     Adoption of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. As soon as practicable after such vote has been taken and certified, the amendment will be filed with the Secretary of State of Delaware and will thereupon become effective.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

         III. APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED PREFERRED STOCK

     The Board of Directors of the Company has approved and recommends to the stockholders an amendment to the Certificate which would increase the number of shares of Preferred Stock authorized for issuance from 500,000 to 1,000,000. As of June 13, 1997, no shares of Preferred Stock were issued and outstanding.

     The principal purpose for the proposed amendment is to give the Company greater flexibility in its financial affairs by making additional shares of Preferred Stock available for issuance by the Company in such transactions and at such times as the Board of Directors considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The Company's stockholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, the rules and policies of the National Association of Securities Dealers, Inc. applicable to Nasdaq National

Market issuing companies and the judgment of the Company's Board of Directors regarding the submission of such transaction to a vote of the Company's stockholders. The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Preferred Stock.

     Under Article Fourth of the Certificate, the Board of Directors has the authority to issue authorized shares of the Preferred Stock in series and to fix the number, designation, relative rights, preferences and limitations of the shares of each series, subject to applicable law. The authority of the Board includes the right to fix for each series the dividend rate, redemption price, liquidation rights, sinking fund provisions, conversion rights, and voting rights. Until the Board of Directors determines the specific rights, preferences and limitations of any shares of Preferred Stock to be issued, the actual effect on the holders of Common Stock of the issuance of such shares cannot be ascertained. However, such effects might include restrictions on dividends on the Common Stock if dividends on Preferred Stock are in arrears, dilution of the voting power of the Common Stock to the extent that any series of Preferred Stock has voting rights, and reduction of amounts available on liquidation as a result of any liquidation preference granted to any series of Preferred Stock.

     It is possible that additional shares of Preferred Stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Company.
Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders of the Company to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the Company's Board of Directors in opposing an attempt by a third party to gain control of the Company by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company. The Company might also seek to frustrate a takeover attempt by issuing shares of Preferred Stock which would acquire certain characteristics (such as conversion or redemption rights) upon an unfriendly attempted takeover. In addition, as noted above, the Board of Directors has the ability to fix the characteristics of shares of the authorized Preferred Stock. These include, among other things, each share having more than one vote, voting as a separate class on certain matters, special conversion rights or redemption features, which features could be a significant factor in opposing any takeover attempt. Although the Company's Board of Directors does not currently anticipate issuing any shares of Preferred Stock for purposes of preventing a takeover of the Company, the Company's Board of Directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

     The resolutions of the Board of Directors setting forth the proposed amendment are attached to this Proxy Statement as Exhibit B.

     Adoption of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. As soon as practicable after such vote has been taken and certified, the amendment will be filed with the Secretary of State of Delaware and will thereupon become effective.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

               IV.  APPROVAL OF AMENDMENT TO THE COMPANY'S
              1993 STOCK OPTION AND INCENTIVE PLAN

     In 1993, the Board of Directors of the Company adopted the Stock Option

Plan and the Stock Option Plan was approved by stockholders at the 1994 Annual Meeting of Stockholders. The Stock Option Plan provides for the grant of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends.

      As of March 31, 1997, of the 87,750 shares of Company Common Stock reserved for issuance under the Stock Option Plan, only 2,913 shares remained available for future issuance. Without approval of the proposed amendment to reserve additional shares for issuance, the Company will soon be unable to award any options under the Plan. The Board of Directors therefore recommends that the stockholders approve an amendment to the Stock Option Plan in order to increase by 41,115 (4.97% of the outstanding shares of Common Stock as of June 13, 1997) the number of shares available for issuance under the Stock Option Plan to meet anticipated requirements for future grants to directors, officers and employees of the Company and its subsidiaries. Approval of the amendment to the Stock Option Plan requires the affirmative vote of a majority of the votes cast on the proposal.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), limited stock appreciation rights ("Limited SARs") and restricted stock. Each award shall be on such terms and conditions, consistent with the Plan, as the committee administering the Plan may determine.

     Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Plan.

     The Stock Option Plan is administered by the Compensation Committee (the "Committee") which must consist of at least two "Non-Employee Directors" (as defined in the Stock Option Plan). Non-employee Directors Little, Gubbels and Brady have been appointed as the present members of the Committee. In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Association and the added responsibilities of such individuals as directors, officers and employees of a public company.

Stock Options

     The term of stock options may not exceed ten years from the date of grant. The Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Committee, in the event that a participant ceases to maintain continuous service (as defined in the Stock Option Plan) to the Company, or one of its subsidiaries, for any reason other than death or termination for cause, an exercisable stock option will continue to be exercisable for three months but in no event after the expiration date of the option. Notwithstanding the foregoing, if a participant to whom an option was granted ceases to maintain continuous service due to normal retirement, and such participant has served the Company or the Association for at least five years, his or her option shall become immediately exercisable, and the participant may, but only within three years immediately following normal retirement and in no event after the expiration of such option, exercise such option. In the event of the death of a participant during such service or within the three-month or three-year periods referred to above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant immediately prior to his or her death, but in no event later than ten years after grant. Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is terminated for cause.

     Subject to certain limited exceptions, the exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

Stock Appreciation Rights

     The Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

     SARs require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

     Limited SARs are exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR is the excess of (i) the market value of the shares on the date of exercise, or (ii) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR is in cash.

     Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Limited SARs are exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable.

Restricted Stock

     The Committee may grant restricted stock, subject to forfeiture, if the participant fails to remain in the continuous service of the Company, or one of its subsidiaries, as a director, officer or employee for a stipulated period. The holder of restricted stock shall have all of the rights of a stockholder, including the right to receive dividends (with payment deferred if the Committee so decides) and the right to vote the shares. The participant may not, however, sell, assign, transfer, pledge or otherwise encumber any of the restricted stock during the restricted period.

     The Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions.

In the event a participant ceases to be employed by reason of death, disability or retirement, restricted stock still subject to restrictions will be free of these restrictions in proportion to the portion of the restricted period then elapsed, unless otherwise provided by the Committee. In the event of termination for any other reason, all shares will be forfeited and returned to the Company, unless the Committee provides otherwise.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

     In the case of any merger or consolidation of the Company with or into another company or other entity, whereby either the Company is not the continuing company or its outstanding shares are converted into or exchanged for securities, cash or property, or any combination thereof pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option, SAR or Limited SAR has been granted will have the right (subject to other provisions of the Stock Option Plan) upon exercise of the option, SAR or Limited SAR to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option, SAR or Limited SAR over the exercise price of the option, SAR or Limited SAR multiplied by the number of shares with respect to which the option, SAR or Limited SAR has been exercised.

     The restricted period with respect to an award of restricted stock will lapse, and the stock will become fully vested, if the service of a participant is involuntarily terminated for any reason within 18 months after a change in control of the Company. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of shares of the Company representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company, (ii) in connection with any tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who are directors of the Company cease to be a majority of the Board of Directors, or
(iii) stockholders of the Company approve a transaction pursuant to which the Company will cease to be an independent publicly-owned thrift holding company or pursuant to which substantially all of its assets will be sold; provided, however, that the occurrence of any such events shall not be deemed a change in control if, prior to such occurrence, at least a majority of the Board of Directors approves such occurrence.

     In addition, in the event of a tender or exchange offer (other than an offer made by the Company) or if the event specified in clause (iii) above occurs, all outstanding stock options and SARs not fully exercisable will become exercisable in full and remain so for a period of 60 days, after which they will revert to being exercisable in accordance with their terms. However, no stock option or SAR will be exercisable by any director, senior officer or ten percent beneficial owner of the Company, or one of its subsidiaries, which has been previously exercised or terminated.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior approval of the stockholders, make any amendment which (i) materially increases the total number of shares which may be subject to awards, (ii) materially increases the number of shares which may be subject to awards to participants who are not employees, or (iii) changes the class of persons eligible to participate in the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

     (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     (2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% to the first $175,000 of "minimum taxable income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The gain recognized upon the sale of shares received pursuant to the exercise of the Incentive Stock Option generally will be taxed at the capital gains tax rates then in effect.

     (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

     (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

     (5) Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock also will recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

     (6) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

     The following table presents information as of March 31, 1997, with respect to the dollar value and the number of awards granted by the Compensation Committee, subject to stockholder approval of this amendment to the Stock Option Plan.

                    1993 STOCK OPTION AND INCENTIVE PLAN

                Participant              Dollar Value ($)   Number of Units(1)
---------------------------------------- ----------------   ------------------

All current employees of the Company
 who are not executive officers
 as a group (150 persons)...............            0              20,500(2)


(1)   Each unit represents an option to purchase one share of the Common
      Stock.

(2) Pursuant to employment agreements between Mitchell Mortgage Company, L.L.C., a limited liability company in which the Association recently acquired a 51% interest, and three of its officers (collectively, the "Employees"), the Employees are entitled to receive options to purchase a total of 34,000 shares, of which, options to purchase only 13,500 shares have been granted to date due to the unavailability of additional options under the Stock Option Plan. The remaining amount will be granted to the Employees, at an exercise price equal to the market value per share of the Common Stock on date of the grant, if stockholders approve the increase in the number of shares available for issuance under the Stock Option Plan at the Meeting.


     No other grants of awards have been made, however, additional awards under the Stock Option Plan may be granted to eligible participants in the future at the discretion of the Compensation Committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION AND INCENTIVE PLAN.


            V.  RATIFICATION OF THE APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has renewed the Company's arrangement for Coopers & Lybrand L.L.P. to be its independent accountants for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Coopers & Lybrand L.L.P. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires. Ratification of the appointment of independent accountants requires approval by a majority of the votes cast on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE
COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

                             STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 3400 Avenue H, Rosenberg, Texas 77471 no later than February 25, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 OTHER MATTERS

    The Board of Directors is not aware of any business to come before the

Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Kissel-Blake Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $3,500.

                                   BY ORDER OF THE BOARD OF DIRECTORS




                                   Robert W. Lindsey
                                   Chairman of the Board


Rosenberg, Texas
June 25, 1997

                                                                     EXHIBIT A


PROPOSED AMENDMENT TO SECTION A OF ARTICLE FOURTH OF THE
CERTIFICATE OF
INCORPORATION OF FORT BEND HOLDING CORP.

Resolutions of the Board of Directors adopted on May 15, 1997 setting forth the proposed amendment with respect to the increase in authorized shares of common stock:

RESOLVED, that Section A of Article Fourth of the Certificate of Incorporation of the Corporation be amended to read as follows:

      FOURTH:

            A. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is five million (5,000,000) consisting of:

            2. four million (4,000,000) shares of common stock, par value one cent ($.01) per share (the "Common Stock").

                                                                     EXHIBIT B


PROPOSED AMENDMENT TO SECTION A OF ARTICLE FOURTH OF THE
CERTIFICATE OF
INCORPORATION OF FORT BEND HOLDING CORP.

Resolutions of the Board of Directors adopted on May 15, 1997 setting forth the proposed amendment with respect to the increase in authorized shares of preferred stock:

RESOLVED, that Section A of Article Fourth of the Certificate of Incorporation of the Corporation be amended to read as follows:

      FOURTH:

            A. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is five million (5,000,000) consisting of:

            1. one million (1,000,000) shares of preferred stock, par value one cent ($.01) per share (the "Preferred Stock"); and

                                 REVOCABLE PROXY
                             FORT BEND HOLDING CORP.

                   ANNUAL MEETING OF STOCKHOLDERS - JULY 29, 1997


    The undersigned hereby appoints the Board of Directors of Fort Bend Holding Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Fort Bend Country Club located at 2627 Farm to Market Road 762, Richmond, Texas, on July 29, 1997 at 2:00 p.m., local time, and at any and all adjournments and postponements thereof.

      I. The election as directors of all nominees listed (except as marked to the contrary below):

             ___ FOR           ___ VOTE WITHHELD      ___ FOR ALL EXCEPT

                    ROBERT W. LINDSEY        LANE WARD

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box "For All Except" and write that nominee's name in the space provided below.)


                             _____________________


      II. The approval and adoption of an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 2,000,000 to 4,000,000

             ___ FOR            ___ AGAINST                ___ ABSTAIN


      III. The approval and adoption of an amendment to the Company's Certificate of Incorporation to increase the number of shares of preferred stock which the Company is authorized to issue from 500,000 to 1,000,000

             ___ FOR            ___ AGAINST                ___ ABSTAIN

      IV. The approval and adoption of an amendment to the Company's 1993 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder from 87,750 to 128,865

             ___ FOR            ___ AGAINST                ___ ABSTAIN

      V. The ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending March 31, 1998

             ___ FOR            ___ AGAINST                ___ ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED
ABOVE AND FOR EACH OF THE FOREGOING PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

            The Board of Directors recommends a vote "FOR" the election of the nominees listed above and "FOR" each of the foregoing proposals.

(Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            This proxy may be revoked at any time before it is voted by:
(i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect.

            The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

                                         Dated:__________________, 1997


                                         _______________________________
                                         Signature of Stockholder

                                         _______________________________
                                         Signature of Stockholder

                                        Please sign exactly as your name(s)
                                        appear(s) to the left. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give
                                        your full title.  If shares are held
                                        jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                     FORT BEND HOLDING CORP.
                       Holding Company for
          Fort Bend Federal Savings and Loan Association
                           of Rosenberg

               1993 STOCK OPTION AND INCENTIVE PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed on a full-time basis will qualify as Incentive Stock Options. Options granted to persons who are not full-time employees will be Non-Qualified Stock Options.

     2.   Definitions.  The following definitions are applicable to the Plan:

          "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

          "Association" - means Fort Bend Federal Savings and Loan Association of Rosenberg and its successors.

          "Code" - means the Internal Revenue Code of 1986, as amended.

          "Committee" - means the Committee referred to in Section 3 hereof.

          "Continuous Service" - means the absence of any interruption or termination of service as a director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Stock Option such term means the absence of any interruption or termination of service as a full-time employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor.

          "Corporation" - means Fort Bend Holding Corp., a Delaware corporation.

          "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

          "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

          "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

          "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

          "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

          "Non-Employee Director" - means a director who (a) is not currently an officer or employee of the Corporation; (b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); (c) has not been an officer of the Corporation; (d) does not receive remuneration from the Corporation in any capacity other than as a director; and (e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

          "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422 of the Code.

          "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" - means any officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director of the Corporation who is granted an Award pursuant to Section 21 hereof.

          "Plan" - means the 1993 Stock Option and Incentive Plan of the Corporation.

          "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and, to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

          "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 11 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 hereof, so long as such restrictions are in effect.

          "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

          "Shares" - means the shares of common stock of the Corporation.

          "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

          "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards, (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan, (iii) determine the terms and conditions upon which Awards shall be granted under the Plan, (iv) prescribe the form and terms of instruments evidencing such grants, and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors, officers and employees, of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.   Shares Subject to Plan.  Subject to adjustment by the operation of
Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 87,750 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, except as set forth in Section 21 hereof, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

     7.   Exercise of Options or Rights.

          (a) An Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and
(d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

          (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

          (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (including total or partial disability and normal or early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. Notwithstanding the foregoing, if a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service due to normal retirement, and such Participant has served the Corporation or the Association for at least five years, such Option or Right granted to such Participant shall become immediately exercisable, and the Participant may, but only during the period of three years immediately succeeding such cessation of Continuous Service and in no event after the expiration of such Option or Right, exercise such Option or Right. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

          (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month and three year periods referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution or, with respect to an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in the Code or Title I of the ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted,
(iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Notwithstanding any other provision of the Plan, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such

Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 11.

          (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 11 and Section 12 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this
Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 11 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

          (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1993 Stock Option and Incentive Plan of Fort Bend Holding Corp. and an Agreement entered into between the registered owner and Fort Bend Holding Corp. Copies of such Plan and Agreement are on file in the offices of the Secretary of Fort Bend Holding Corp., 1011 Millie Street, Rosenberg, Texas 77471-3808.

          (d) At the time of an award of shares of Restricted Stock, the Participant may enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

          (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of
(i) the lapsing of the restrictions imposed under paragraph (a) of this
Section 11 or (ii) the forfeiture of such shares under paragraph (b) of this
Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

          (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 11.

     12. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

     13. Effect of Merger on Options or Rights. In the event of any merger or consolidation of the Corporation (other than a merger or consolidation in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     14. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 14 shall be deemed a "change of control": (i) any third person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Corporation. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 11 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

     15. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in the Code or Title I of the ERISA or the rules thereunder.

     16. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     17. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     18. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     19. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     20. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, subject to the Association converting to a stock institution and approval of the Plan by vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 19 hereof.

     21. Initial Grant. By, and simultaneously with, the adoption of this Plan, each member of the Board of Directors of the Corporation and/or the Association at the time of the Association's conversion to stock form, and each newly elected member as of the date of his election to the Board of Directors of the Corporation and/or the Association, who is not a full-time Employee, is hereby granted Options to purchase an amount of shares equal to 3,839 Shares and 100 Shares, respectively. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling.